                                                                    Exhibit 10.3


                      AMENDED AND RESTATED LEASE AGREEMENT

                             DATED DECEMBER 21, 1994

                                     BETWEEN

                    CENTRAL LIFE ASSURANCE COMPANY, LANDLORD,

                                       AND

                           IMMUNEX CORPORATION, TENANT



     THIS AMENDED AND RESTATED LEASE AGREEMENT ("Lease") is made this 21st day of December, 1994, by and between Central Life Assurance Company, an Iowa mutual life assurance company ("Landlord"), and Immunex Corporation, a Washington corporation ("Tenant"). Landlord and Tenant agree as follows:

          BASIC DEFINITIONS AND LEASE PROVISIONS; EXHIBITS; EXISTING LEASE

            BASIC TERMS. As used in this Lease, the following terms shall have the following meanings, and the parties agree to the following basic terms and provisions:

                 PROPERTY. The "Property" shall mean (a) the building known as the 1201 Western Avenue Building, Seattle, Washington ("Building"), (b) the land upon which the Building is situated, as more particularly described in EXHIBIT 1 ("Land"), and (c) related areas, facilities, equipment, improvements and property in the Building and on the Land.

                 OFFICE COMPLEX; RETAIL COMPLEX; COMPLEX; LOBBY.

                      OFFICE COMPLEX. "Office Complex" shall mean that portion of the Building leased or available for lease for office uses, and consisting of 83,612 rentable square feet of space.

                      RETAIL COMPLEX. "Retail Complex" shall mean that portion of the Building leased or available for lease for retail uses and consisting of 13,005 rentable square feet of space.

                      COMPLEX. "Complex" shall mean the Office Complex and Retail Complex collectively, which consists of 96,617 rentable square feet of space.

                      LOBBY. "Lobby" shall mean the first floor lobby of the Office Complex. The rentable area of the Lobby shall not be included for purposes of calculating Base Rent or Additional Charges hereunder.

                 RENTABLE SQUARE FEET. Wherever "rentable square feet" or "rentable area" is referred to in this Lease, it shall mean net rentable square feet or net rentable square foot area as defined by the Building Owners and Managers Association International in its "Standard Method for Measuring Floor Area in Office Buildings."

                 PREMISES. The "Premises" shall mean the space leased by Tenant hereunder, which shall consist of (a) 83,612 rentable square feet of office space located on the second through seventh floors of the Building ("Office Premises"), (b) 2,843 rentable square feet of retail space located on the first floor of the Building ("Retail Premises"), and (c) the Lobby, as shown on the floor plans of the Building attached as EXHIBIT 2.

                 COMMENCEMENT DATE. "Commencement Date" shall mean January 1, 1995.

                 EXPIRATION DATE.  "Expiration Date" shall mean the later of
(a) August 31, 2000, when the initial Lease Term shall expire, or (b) the date the last Extended Term expires.

                 BASE RENT; RENT CREDIT.

                      "Base Rent" shall mean the monthly base rent payable by Tenant hereunder, which shall be $75,648.12 per month ($10.50 per rentable square foot per year; $907,777.50 per year total).

                      RENT CREDIT. Tenant shall be entitled to a rent credit in the amount of $49,049.19. Tenant shall be entitled to credit 1/3 of such amount against its Rent payment for each of the months of January, February and March, 1995.

                 PERMITTED USES.  "Permitted Uses" shall mean the following:

               (a) With respect to the Office Premises, general office and ancillary purposes;

               (b) With respect to the Retail Premises, retail, restaurant and ancillary purposes.

                 ALTERATION ALLOWANCE. "Alteration Allowance" shall mean the tenant improvement allowance to which Tenant is entitled hereunder, which shall equal $1,037,460 for the Premises. If Tenant leases Additional Space hereunder, Tenant shall be entitled to increase the Alteration Allowance by an amount equal to $2.00 per rentable square foot of Additional Space leased by Tenant hereunder multiplied by the number of years remaining in the Term at the time Tenant leases such Additional Space ("Additional Alteration Allowance").

                TENANT'S PERCENTAGE OF OFFICE COMPLEX; TENANT'S PERCENTAGE OF RETAIL COMPLEX; TENANT'S PERCENTAGE OF COMPLEX.

                       OFFICE COMPLEX. "Tenant's Percentage of Office Complex" shall be 100%, which is equal to a fraction, the numerator of which is the number of rentable square feet of space that comprises the Office Premises, and the denominator of which is the number of rentable square feet of space that comprises the Office Complex. If a portion of the Property is damaged or condemned, or Tenant leases any Additional Space hereunder, or any other event occurs that alters the rentable area of the Office Premises or Office Complex, Landlord shall adjust Tenant's Percentage of Office Complex in accordance with the preceding formula.

                       RETAIL COMPLEX. "Tenant's Percentage of Retail Complex" shall be 21.86%, which is equal to a fraction, the numerator of which is the number of rentable square feet of space that comprises the Retail Premises, and the denominator of which is the number of rentable square feet of space that comprises the Retail Complex. If a portion of the Property is damaged or condemned, or Tenant leases any Additional Space hereunder, or any other event occurs that alters the rentable area of the Retail Premises or Retail Complex, Landlord shall adjust Tenant's Percentage of Retail Complex in accordance with the preceding formula.

                       COMPLEX. "Tenant's Percentage of Complex" shall be 89.48%, which is equal to a fraction, the numerator of which is the number of rentable square feet of space that comprises the Office Premises and Retail Premises, collectively, and the denominator of which is the number of rentable square feet of space that comprises the Complex. If a portion of the Property is damaged or condemned, or Tenant leases any Additional Space hereunder, or any other event occurs that alters the rentable area of the Office Premises, Rental Premises, or Complex, Landlord shall adjust Tenant's Percentage of Complex in accordance with the preceding formula.

                MINIMUM LIABILITY INSURANCE LIMITS.

                    (a)  $2,000,000 per occurrence; and
                    (b) $2,000,000 aggregate bodily injury; and (c) $1,000,000 property damage; or
                    (c)  $1,000,000 combined single limit.

                NOTICE ADDRESSES.

                    (a)  Landlord:

                         Central Life Assurance Company
                         6000 Westown Parkway
                         Suite 200W
                         West Des Moines, Iowa  50266
                         Attention:  Diane Davidson
                         Phone: (515) 221-6000
                         Fax:   (515) 221-6013

                  (b)    Tenant:

                         Immunex Corporation
                         51 University Street
                         Seattle, Washington 98101
                         Attention:  Susan K. Erb
                         Phone:  (206) 587-0430
                         Fax:  (206) 587-0606

                 BROKER:

                                   David Alexander Company
                                   1001 4th Avenue Plaza, Suite 3125
                                   Seattle, Washington 98154-1106
                                   Phone:  (206) 628-0150
                                   Fax:  (206) 628-0318


            EXHIBITS.  The following exhibits are made a part of this Lease:

          EXHIBIT 1      Legal Description of Land
          EXHIBIT 2      Floor Plan of Premises
          EXHIBIT 3      Assignment and Assumption Agreement
          EXHIBIT 4      Operating Expense Statement

            EXISTING LEASE. Landlord and Tenant acknowledge that Landlord's predecessor in interest to the Property, Cornerstone-TPI Limited Partnership, a Washington general partnership ("C-TPI"), as landlord, and Tenant, as tenant, entered into an Office Lease Agreement dated July 29, 1988, and amendments thereto (collectively, "Existing Lease"), pursuant to which Tenant now occupies the Premises, and that C-TPI and Cornerstone Columbia Development Company, a Washington general partnership, entered into two Parking Leases dated June 5, 1991, and amendments thereto (collectively "Parking Leases"), pursuant to which Tenant is entitled to parking privileges in the Watermark Tower Garage, located at 1100 Western Avenue, Seattle, Washington, and the Hillclimb Court Garage, located at 1440 Western Avenue/1420 Alaskan Way, Seattle, Washington ("Garages"). As a part of Landlord's acquisition of title to the Property, C-TPI assigned all of its interests in and rights under the Existing Lease and Parking Leases to Landlord and Landlord assumed all of C-TPI's obligations under the Existing Lease and Parking Leases pursuant to Warranty Assignment of Leases in Lieu of Foreclosure between C-TPI, as assignor, and Landlord, as assignee, dated December 20, 1994, a copy of which is attached hereto as EXHIBIT 3. As of the Commencement Date, this Lease shall supersede the Existing Lease in its entirety (except to the extent that any claims under the Existing Lease may have accrued prior to the Commencement Date). This Lease shall not, however, affect the rights or obligations of Landlord under the Parking Leases in any way. Landlord shall enforce all of its rights and perform all of its obligations under the Parking Leases and enforce all of Tenant's rights under the Parking Leases until the Parking Leases expire in accordance with their terms. Notwithstanding anything in the Parking Leases or this Lease to the contrary, Tenant shall pay directly to the operator of the Garages the monthly fees for the parking spaces leased by Tenant pursuant to the Parking Leases.

       LEASE OF PREMISES; RIGHT OF FIRST REFUSAL

            LEASE OF PREMISES. On and subject to the terms, covenants and conditions set forth in this Lease, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord.

                 RIGHT OF FIRST REFUSAL. During the Lease Term and any Extended Terms, Tenant shall have a continuing right of first refusal to lease such additional space on any and all floors of the Building as may from time to time become available for lease ("Additional Space") as follows: NOTICES. Landlord shall notify Tenant in writing of Landlord's intention to lease any Additional Space. METHOD OF EXERCISING RIGHT. If Tenant desires to exercise its first right of refusal, Tenant shall notify Landlord in writing of its intent to lease the available Additional Space within 10 business days after receiving Landlord's written notice. Tenant shall not have the right to elect to lease
less than all the Additional Space offered by Landlord.   METHOD OF
INCORPORATING SPACE. If Tenant exercises its right of first refusal, Landlord and Tenant shall execute an amendment to this Lease delineating the Additional Space. The Base Rent for the Additional Space shall be calculated at the same rental rate as is then in effect for the Premises, as set forth in
Section 1.1.7.1 or 3.2.2 (as the case may be). The Additional Space shall be leased for a term that commences on the date that Tenant's initial Alterations to the Additional Space are substantially completed, but no later than 90 days from the date Landlord delivers possession of the Additional Space to Tenant, and expires upon the Expiration Date. The Additional Space shall be leased to Tenant subject to all other terms and conditions set forth in this Lease.

       COMMENCEMENT AND EXPIRATION DATES; OPTION TO EXTEND

            COMMENCEMENT AND EXPIRATION DATES. The term of this Lease ("Lease Term") shall commence on the Commencement Date and expire on the Expiration Date.

            OPTION TO EXTEND. Tenant shall have the option to extend the initial Lease Term on all of the terms and conditions set forth in this Lease, except for Base Rent, for 3 additional terms of 5 years each. (Each additional term with respect to which Tenant exercises its option hereunder is referred to as an "Extended Term", and each Extended Term shall be included in the meaning of "Lease Term.") In order to exercise its option to extend the Lease Term, Tenant shall give Landlord written notice of its election to do so ("Option Notice") not less than 6 months before the then-scheduled Expiration Date of the Lease Term, and the Extended Term shall commence on the day after such Expiration Date.

                 BASE RENT FOR EXTENDED TERMS. The Base Rent for each Extended Term shall be equal to the greater of (a) the Market Rent that is in effect on the date such Extended Term commences, and (b) the Base Rent set forth in
Section 1.1.7.1.

                 DETERMINATION OF MARKET RENT. "Market Rent" shall mean the rent paid under leases that are comparable to this Lease for space that is comparable to the Premises for a term that is comparable to the Lease Term by tenants in buildings within the central business district of Seattle, Washington that are comparable to the Building. Market Rent shall be determined as follows: The parties shall have 30 days after Landlord receives the Option Notice in which to agree upon the Market Rent. If the parties are unable to agree upon the Market Rent within such 30-day period, the Market Rent shall be determined by arbitration, initiated by either Landlord or Tenant, and conducted in Seattle, Washington by a 3-member panel, composed of licensed real estate brokers doing business in Seattle and having not less than 10 years' active experience as real estate brokers in Seattle, in accordance with the rules of the American Arbitration Association then obtaining. The determination by the arbitrators shall be conclusive and binding on Landlord and Tenant. Upon determination of the Base Rent for the Extended Term, Landlord and Tenant shall execute, acknowledge and deliver to each other an agreement specifying the amount of the Base Rent for such Extended Term. However, the failure of either party to do so shall not affect the validity or binding nature of such determination.

       RENT

            DEFINITIONS. For purposes of this Lease, the following terms shall have the following meanings:

               (a) "Additional Charges" shall mean all charges and other amounts provided for in this Lease, except for Base Rent.

               (b)  "Rent" shall mean:  (i) Base Rent; and (ii) Additional
Charges.

            METHOD OF PAYMENT. Tenant shall pay the Base Rent to Landlord, without demand, in advance, on or before the first day of each calendar month during the Lease Term. Tenant shall pay all Additional Charges to Landlord as and when due. If Tenant's obligation to pay Base Rent commences on other than the first day of a calendar month or this Lease expires or terminates on other than the last day of a calendar month, the Base Rent for such month shall be prorated on a daily basis, based upon the actual number of days in the month.

            INTEREST AND LATE CHARGES. If any payment of Rent is not received by Landlord within 5 business days after written notice that it is overdue
(a) Tenant shall pay Landlord a late payment charge equal to 1% of the overdue amount and (b) the overdue amount shall bear interest at an annual rate equal to 2% plus the prime rate of interest published or announced from time to time by the Seattle-First National Bank, Head Office, Seattle, Washington, or its successor, changing as the prime rate changes, from the date Tenant receives such notice until the date Tenant makes such payment. If the maximum annual rate of interest permitted by Applicable Law is less than the rate of interest provided for herein, then all past due payments of Rent shall bear interest at the maximum rate permitted by Applicable Law. The provisions of this
Section 4.3 shall not relieve Tenant of the obligation to pay Rent when due.


       DEPOSIT.

     Tenant shall have no obligation to make a security deposit under this Lease.

       OPERATING EXPENSES

            OPERATING EXPENSES. For purposes of this Lease, "Operating Expenses" shall mean all reasonable and customary (in the central business district of Seattle, Washington) costs and expenses paid or incurred by Landlord or on Landlord's behalf that Landlord reasonably determines are necessary or appropriate for the efficient operation, maintenance and repair of the Property, including, without limitation, the following:

               (a) salaries, wages, medical, surgical, union and general welfare benefits (including, without limitation, group life insurance) and pension payments for employees of Landlord engaged in the operation, maintenance and repair of the Property;

               (b) payroll taxes, and the cost of worker's compensation insurance and uniforms for employees of Landlord engaged in the operation, maintenance and repair of the Property;

               (c) the cost of all charges for electricity, heat, ventilation, air conditioning, water and other utilities furnished to the Property, together with any taxes on such utilities;

               (d) the cost of all charges of insurance, including rent loss insurance, casualty, liability, fire with extended coverage endorsement and fidelity insurance, with regard to the Property;

               (e) the cost or rental of all supplies for the operation, maintenance and repair of the Property, including without limitation, cleaning supplies, light bulbs, tubes and ballasts, materials and equipment, and sales and other taxes thereon;

               (f) the cost of hand tools and other movable equipment used in the operation, maintenance and repair of the Property, amortized over the useful life of such hand tools and movable equipment (as reasonably estimated by Landlord);

               (g) the cost of all charges for window and other cleaning services for the Building;

               (h) charges of independent contractors performing repairs or services to the Property;

               (i) the cost of noncapital repairs of and replacements in connection with the Building, to the extent such cost is not paid directly or reimbursed by any tenants of the Property (including Tenant);

               (j) the cost of alterations and improvements to the Building required by Applicable Laws or insurance bodies;

               (k) reasonable and customary (in the central business district of Seattle, Washington) management fees paid to a third party in connection with the Property;

               (l) the cost of any capital improvement or repair to the Building, provided that (i) such improvement or repair is made for the purpose of reducing the expenses that otherwise would be included in Operating Expenses, or is necessary to maintain the Building in accordance with the first sentence of Section 9.1, (ii) Landlord has obtained Tenant's prior written consent to such improvement or repair (which consent shall not be unreasonably withheld or delayed), and (iii) the cost of such improvement may, under generally accepted accounting principles, be amortized over a period of years, in which case a proportionate part of such cost shall be included each year in Operating Expenses over the useful life (as reasonably estimated by Landlord) of such repair or replacement;

               (m) reasonable legal and accounting fees incurred in connection with the operation, maintenance and management of the Property; and

               (n)  the cost of providing elevator service to the Building.

     Operating Expenses shall not include the following:

               (i) depreciation or amortization of property (except as provided above in this Section 6);

               (ii)  interest on and amortization of debts;

               (iii) leasehold improvements made for new tenants of the Property;

               (iv) leasing commissions, attorneys' fees, costs, disbursements and other expenses (including advertising expenses) incurred in connection with leasing, renovating, or improving space for tenants or other occupants of the Building (including Tenant) or incurred in connection with disputes or litigation relating to the Property;

               (v)  refinancing costs;

               (vi) the cost of any work or services performed for any tenants of the Building, whether at the expense of Landlord or such tenants, to the extent that such work or services are in excess of the work or services that Landlord, at its expense, is required to furnish to Tenant under this Lease;

               (vii) the cost of any electricity furnished to any space leased to tenants of the Building that is in excess of the electricity to be provided by Landlord under this Lease;

               (viii) the cost of any repair or replacement, other than one described in Sections 6(i) and 6(l) above;

               (ix)  Real Property Taxes or business and occupation taxes;

               (x) damages payable to any tenant of the Property due to violation by Landlord of any of the terms and conditions of any lease of space in the Building (including this Lease);

               (xi) penalties resulting from the violation by Landlord of any Applicable Laws;

               (xii) repairs occasioned by fire, windstorm or other casualty or Condemnation, to the extent such repairs are paid for by insurance proceeds;

               (xiii) salaries and benefits for executives above the grade of superintendent, including any directors, officers or general partners of Landlord; and

               (xiv) the cost of janitorial services provided to Tenant or any other tenant.

            ALLOCATION OF OPERATING EXPENSES. Landlord shall allocate 86.50% of Operating Expenses to the Office Complex and 13.50% of Operating Expenses to the Retail Complex, except that 100% of Operating Expenses attributable to electricity, window washing, elevator maintenance and repairs and supplies for maintenance and repairs provided solely to the Office Complex shall be allocated to the Office Complex.

            TENANT'S SHARE OF OPERATING EXPENSES. For purposes of this Lease, "Operating Year" shall mean a calendar year (beginning on January l and ending December 31). "Tenant's Share of Operating Expenses for the Office Premises" for each Operating Year during the Lease Term shall be equal to the Operating Expenses for the Office Complex for such Operating Year, multiplied by Tenant's Percentage of Office Complex. "Tenant's Share of Operating Expenses for the Retail Premises" for each Operating Year during the Lease Term shall be equal to the Operating Expenses for the Retail Complex for such Operating Year, multiplied by Tenant's Percentage of Retail Complex. (The aggregate of such amounts shall be referred to as "Tenant's Share of Operating Expenses".)

            ESTIMATED OPERATING EXPENSES. At least 10 days prior to the commencement of each Operating Year during the Lease Term, Landlord shall furnish Tenant with a written statement setting forth (a) the estimated Operating Expenses for the next Operating Year, (b) Tenant's Share of the estimated Operating Expenses for such Operating Year, and (c) the calculation of each of the foregoing. In addition to Base Rent, Tenant shall pay to Landlord on the first day of each month of each Operating Year during the Lease Term, as Additional Charges, an amount equal to 1/12th of the amount of Tenant's

Share of estimated Operating Expenses for such Operating Year, as shown in Landlord's written statement.

            ANNUAL ADJUSTMENT. Within 90 days after the end of each Operating Year during the Lease Term, Landlord shall furnish Tenant with a written statement setting forth (a) the actual Operating Expenses for the preceding Operating Year, (b) Tenant's Share of actual Operating Expenses for such Operating Year, and (c) the calculation of each of the foregoing. If Tenant's Share of actual Operating Expenses for such Operating Year is greater than Tenant's Share of estimated Operating Expenses for such Operating Year, Tenant shall pay the difference to Landlord as Additional Charges within 30 days after Tenant receives Landlord's statement. If Tenant's Share of actual Operating Expenses for such Operating Year is less than Tenant's Share of estimated Operating Expenses for such Operating Year, Landlord shall refund the difference to Tenant together with Landlord's statement, and if Landlord fails to do so, Tenant shall be entitled to credit the amount thereof against Tenant's next Rent payment hereunder.

            TENANT EXAMINATION. Landlord's statements relating to Operating Expenses shall be itemized and contain sufficient detail to enable Tenant to verify the calculation of Tenant's Share of Operating Expenses. Attached as
Exhibit 4 is an example of a statement, the form of which is acceptable to Tenant. Tenant, upon reasonable notice and during business hours, may examine Landlord's books and records in connection with Operating Expenses (including, without limitation, any invoices, receipts, cancelled checks, vouchers and other instruments) no more than once in each Operating Year. The cost of any audit of Landlord's books and records relating to Operating Expenses shall be paid by Tenant unless the audit shows that Landlord has overstated or understated Operating Expenses by more than 5%, in which case Landlord shall pay such cost.

            DISPUTES.  Each statement given by Landlord pursuant to this
Section 6 shall be conclusive and binding upon Tenant, unless within 30 days after receiving such statement, Tenant shall notify Landlord that it disputes the correctness of such statement and specify the particular respects in which such statement is incorrect. Pending the determination of any dispute, Tenant shall pay Additional Charges in accordance with the Operating Statement, without prejudice to Tenant's position. Any such dispute shall be resolved by arbitration in Seattle, Washington by 3 arbitrators, each of whom shall have at least 10 years' experience in the supervision of the operation and management of first class office/ retail buildings in the central business district of Seattle, Washington, that are comparable to the Building and in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the provisions of this Lease, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. Within 30 days after the resolution of such dispute, Landlord shall refund any overage found by the arbitrators to have been paid to it by Tenant. Landlord and Tenant shall each pay 50% of the costs of such arbitration.


            PRORATION OF OPERATING EXPENSES. If Tenant's obligation to pay Operating Expenses commences on other than the first day of an Operating Year or expires on other than the last day of an Operating Year, Operating Expenses for such Operating Year shall be prorated on a daily basis, based on the actual number of days in such Operating Year.

       TAXES PAYABLE BY TENANT

            PERSONAL PROPERTY TAXES. At least 10 days prior to delinquency, Tenant shall pay all personal property taxes with respect to Tenant's personal property located in the Premises or on the Property, including Alterations that are paid for by Tenant and Tenant's equipment, furniture, furnishings and trade fixtures (collectively, "Tenant's Personal Property"). At Landlord's request, Tenant shall provide written proof of such payment.

            REAL PROPERTY TAXES.

                 REAL PROPERTY TAXES. For purposes of this Lease, "Real Property Taxes" shall mean all real property taxes, assessments and charges levied by any governmental authority upon or with respect to the Property or Landlord's interest therein. Real Property Taxes shall not include any local, state or federal income, franchise, business and occupation or transfer taxes of Landlord or any penalty assessed against Landlord for failure to pay Real Property Taxes in accordance with Applicable Law.

                 TENANT'S SHARE OF REAL PROPERTY TAXES. For purposes of this Lease, "Tax Year" shall mean a calendar year (beginning on January 1 and ending December 31). Tenant's Share of Real Property Taxes for each Tax Year during the Lease Term shall be equal to the Real Property Taxes for the Property for such Tax Year, multiplied by Tenant's Percentage of Complex.

                 STATEMENT OF REAL PROPERTY TAXES. At least 10 days prior to the commencement of each Tax Year during the Lease Term, Landlord shall furnish Tenant with a written statement setting forth (a) the Real Property Taxes for the next Tax Year, (b) Tenant's Share of Real Property Taxes for such Tax Year, and (c) the calculation of each of the foregoing. In addition to Base Rent, Tenant shall pay to Landlord on the first day of each month of each Tax Year during the Lease Term, as Additional Charges, an amount equal to 1/12th of the amount of Tenant's Share of Real Property Taxes for such Tax Year, as shown in Landlord's written statement. If prior to the commencement of any Tax Year, Landlord has not received notice of the Real Property Taxes for such Tax Year from the taxing authority, Landlord shall refrain from providing Tenant with a Real Property Tax statement for such Tax Year until Landlord has received such notice from the taxing authority. In such case, Tenant's monthly Real Property Tax payments for such Tax Year shall be equal to those payable during the preceding Tax Year until the first day of the first calendar month following the date that Tenant receives Landlord's statement, when Tenant shall commence to make payments in accordance with such statement. If such statement indicates that Tenant's previous monthly payments for such Tax Year were less than the monthly payments actually due for such Tax Year, Tenant shall pay the difference to Landlord as Additional Charges within 30 days after Tenant receives Landlord's statement. If such statement indicates that Tenant's previous monthly payments for such Tax Year were greater than the monthly payments actually due for such Tax Year, Landlord shall refund the difference to Tenant together with Landlord's statement, and if Landlord fails to do so, Tenant shall be entitled to credit the amount thereof against Tenant's next Rent payment hereunder.

                 TENANT EXAMINATION. Landlord's statements relating to Real Property Taxes shall contain sufficient detail to enable Tenant to verify the calculation of Tenant's Share of Real Property Taxes and shall be accompanied by the applicable Real Property Tax bills for the Property.

                 PRORATION OF REAL PROPERTY TAXES. If Tenant's obligation to pay Real Property Taxes commences on other than the first day of an Tax Year or expires on other than the last day of an Tax Year, Real Property Taxes for such Tax Year shall be prorated on a daily basis, based on the actual number of days in such Tax Year.

                 REFUNDS. If, after Tenant shall have made a payment of Additional Charges under this Section 7, Landlord shall receive a refund of any portion of the Real Property Taxes payable during any Tax Year on which such payment of Additional Charges shall have been based, as a result of a reduction of such Real Property Taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall within 10 days after receiving the refund pay to Tenant Tenant's Share of the Real Property Tax refund. Tenant shall have the right to contest, at its own cost and expense, any Real Property Taxes assessed against the Property during the Lease Term. In such event, the payment thereof may be deferred during the pendency of such contest, if diligently prosecuted, but in no event shall Tenant allow a lien for unpaid taxes that it is contesting to attach to the Property. Landlord shall join at Tenant's request in any such contest to the extent such joinder is a prerequisite to such prosecution under Applicable Law.

       TENANT'S USE AND CARE OF PREMISES

            PERMITTED USE. The Premises shall be used and occupied by Tenant only for the Permitted Uses, and for no other uses without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed.

            INSURANCE. Tenant shall not do, bring, keep or permit anything to be done, brought, or kept in the Premises or on the Property that will cause the cancellation of any of Landlord's insurance policies covering the Premises or the Property or any of the contents thereof. If any insurance premium is increased solely as a result of Tenant's use or activity in the Premises or on the Property, Tenant shall pay the increase within 10 business days after receipt of Landlord's invoice therefor.

            DISTURBANCE OF OTHER OCCUPANTS. Tenant shall conduct its business and control its agents, employees, contractors and invitees in such a manner as not to obstruct or unreasonably interfere with the rights of other tenants or occupants of the Building or injure, annoy or disturb them. Tenant shall not use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause or permit any nuisance in, on or about the Premises or the Property.

            CARE OF PREMISES. Tenant shall take good care of the Premises. Tenant shall not commit or suffer to be committed any waste, damage or injury to the Premises or the Property.

            COMPLIANCE WITH LAWS. Tenant shall not use the Premises or permit anything to be done in the Premises that will in any way conflict with any constitution, statute, ordinance, resolution, regulation, rule, administrative order, judicial decision or other requirement of any municipal, county, state, federal, or other governmental agency or authority having jurisdiction over the parties, the Premises or the Property in effect now or at any time during the Lease Term, including, without limitation, any regulation or order of a quasi-official entity or body such as a board of fire examiners, underwriters or public utility (collectively "Applicable Laws"). Tenant shall at its sole cost and expense promptly comply with all Applicable Laws relating to or affecting the condition, use or occupancy of the Premises, except that Tenant shall not be required to make any repairs, alterations or additions to the roof, foundations, bearing walls or other structural parts of the Building that are required by Applicable Law (collectively "Structural Alterations"). Landlord shall make or cause to be made all Structural Alterations, except that if any Structural Alterations are required as a result of Tenant's particular and specific use of the Premises at the time, Tenant shall pay all costs and expenses incurred by Landlord in making such Structural Alterations within 30 days after receiving Landlord's invoice therefor, provided that Landlord provides Tenant with paid receipts evidencing such costs and expenses.

            TENANT'S UTILITIES. Tenant shall pay during the Lease Term all utility bills for services separately metered or billed to the Premises as they become due and payable.

       SERVICES AND UTILITIES PROVIDED BY LANDLORD

            MAINTENANCE. Landlord shall maintain or cause to be maintained in good order and condition, consistent with first-class office/retail buildings in the central business district of Seattle, Washington, the Property, including the Premises, the central heating, ventilation and air conditioning ("HVAC"), water, sewer, fire protection, mechanical and electrical distribution systems and equipment serving the Property and the roof, foundations, bearing walls and other structural parts of the Building. If any maintenance or repairs are required because of the negligence of Tenant or its agents, employees, contractors or invitees, all costs and expenses incurred by Landlord in connection with such maintenance or repairs shall be paid by Tenant within 30 days after receiving Landlord's invoice therefor, provided that Landlord provides Tenant with paid receipts evidencing such costs and expenses. Any injury to or interference with Tenant's business arising from any repairs, maintenance, alterations or improvements in or to any portion of the Property, including the Premises, or in or to the fixtures, appurtenances and equipment therein shall not be deemed to be an eviction of Tenant or relieve Tenant of any of its obligations hereunder, provided that such repairs, maintenance, alterations and improvements shall be accomplished with as little inconvenience to Tenant as possible.

            OTHER SERVICES AND UTILITIES.

                 JANITORIAL SERVICES. Notwithstanding anything in Section 9.1 to the contrary, Tenant shall furnish to the Premises, at Tenant's sole cost and expense, janitorial services that are consistent (in both frequency and quality) with janitorial services customarily provided to tenants in office/retail buildings in the central business district of Seattle, Washington, that are comparable to the Building. Such janitorial services shall include toilet room supply services and interior window washing services at reasonable intervals. Landlord shall furnish to the Office Complex exterior window washing services that are consistent with those services customarily provided to tenants in first class office buildings in the central business district of Seattle, Washington.

                 HVAC. Landlord shall provide or cause to be provided to the Premises HVAC services from 6 a.m. to 10 p.m. on Monday through Friday, from 6 a.m. to 6 p.m. on Saturday and upon request on Sunday. Such services shall be consistent with the services typically provided to tenants of first class office/retail buildings in the central business district of Seattle, Washington.

                 ELECTRICITY. Landlord shall furnish or caused to be furnished to the Premises 24 hours per day, 365 days per year, electricity for lighting and the operation of typical office machinery (including, without limitation, computers, facsimile machines and photocopiers) and water.

                 ELEVATOR SERVICE. Landlord shall furnish nonattended automatic elevator service within the Office Complex 24 hours a day, seven days a week.

                 ACCESS TO PREMISES. Tenant shall have access to the Premises 24 hours per day, 365 days per year via Tenant's security access system. Landlord shall provide all of Tenant's employees with door keys at no additional cost to Tenant.

            FAILURE OR INTERRUPTION OF SERVICES. Landlord shall not be in default hereunder and shall not be liable for any damage directly or indirectly resulting from, nor shall Tenant be relieved of any of its obligations hereunder by reason of any of the following:

               (a) The installation, use or interruption of use of any equipment for furnishing any utilities or services;

               (b) The failure to perform or furnish, or the delay in performing or furnishing, any maintenance, repair, utility or service if such failure or delay is caused by acts of God, the elements, labor disturbances of any character or any other conditions beyond the reasonable control of Landlord (except financial inability); or

               (c) The limitation, curtailment, rationing or restriction of the use of water, electricity, gas or any other form of energy or any other service or utility serving the Premises or the Property by any national, state, or local government agencies or utility suppliers in reducing energy or other resource consumption. Landlord shall be entitled to cooperate voluntarily in a reasonable manner with such agencies or suppliers.

     Notwithstanding anything to the contrary in this Section 9.3, if any failure or interruption of service occurs by reason of the negligence or wilful act of Landlord or Landlord's employees, agents or contractors, or conditions within the reasonable control of Landlord or Landlord's employees, agents or contractors, and such failure or interruption of service continues unabated for 5 consecutive days, Rent shall be abated from the date of such interruption or failure in the same proportion as the rentable area that Tenant reasonably determines is unfit for Permitted Uses bears to the rentable area of the entire Premises.

       IMPROVEMENTS AND ALTERATION TO THE PREMISES

            ALTERATIONS. Tenant shall not make any alterations, additions or improvements in or to the Premises or change locks on doors or change any plumbing, wiring, or other utility distribution systems within or serving the Premises (collectively "Alterations") without first obtaining the written consent of Landlord, except that no such consent shall be required for decorations or nonstructural Alterations costing less than $10,000 in any one instance. All Alterations that require Landlord's consent shall be made in accordance with plans and specifications approved in advance by Landlord. Landlord's consents and approvals under this Section 10.1 shall not be unreasonably withheld or delayed. All Alterations shall be made at Tenant's sole cost and expense and in compliance with all Applicable Laws. If Landlord approves Tenant's Alterations, Landlord shall at the time of approval identify any Alterations that Tenant shall be required to remove upon the expiration or termination of the Lease Term, and Tenant shall remove the same and, at its sole cost and expense, repair any damage to the Premises caused by such removal.

            LANDLORD'S PROPERTY. All Alterations that cannot be removed from the Premises without material damage to the Premises shall become the property of Landlord and shall remain on and be surrendered with the Premises upon the expiration or termination of this Lease, except as otherwise provided in
Section 10.1 above.

            ALTERATION ALLOWANCE. Notwithstanding anything in Section 10.1 to the contrary, Landlord shall provide Tenant with the Alteration Allowance, which Tenant may apply to the cost of any Alterations (both the cost of materials and the reasonable cost of labor) made during the Lease Term or any Extended Term. Tenant shall invoice Landlord on a quarterly basis for all Alterations made by or for Tenant, and shall include with each invoice paid receipts substantiating the invoiced amount. Landlord shall pay each invoice hereunder within 30 days after receiving it until the Alteration Allowance has been fully applied. If Tenant becomes entitled to an Additional Alteration Allowance, it shall be invoiced by Tenant and paid by Landlord in the same manner, commencing on the date that Tenant commences its improvement work in the Additional Premises.

       LIENS

     Tenant shall keep the Premises and the Property free and clear from any liens or lien claims arising out of work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall indemnify and hold Landlord harmless from any liabilities, costs and expenses resulting directly or indirectly from any such liens or lien claims and from any work performed on or about the Premises by Tenant, its agents, employees, contractors or subcontractors. If any lien or lien claim is filed against any part of the Property by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord at Tenant's expense, immediately furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord indemnifying Landlord and the Property against all liabilities, costs and expenses, including reasonable attorneys' fees, that may result therefrom. If such bond has been furnished to Landlord, Tenant, at its sole cost and expense and after written notice to Landlord, may contest such lien or lien claim by appropriate proceedings conducted in good faith and with due diligence.

       LIMITATION OF LIABILITY; INDEMNIFICATION; INSURANCE

                 LIMITATION OF LIABILITY. Landlord shall not be liable or responsible to Tenant for any loss of or damage to any property or any injury of any person occasioned by (a) any theft, burglary or act or neglect of any tenant or occupant of the Building or any other person, (b) any fire or other casualty,
(c) any act of God or public enemy, (d) any injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or (e) any bursting, rupture, leakage or overflow of any plumbing or pipes (including, without limitation, water, steam and/or refrigerant lines), sprinklers, tanks, drains, drinking foundations or washstands, or other similar cause in, above, upon or about the Premises or the Property unless such loss, damage or injury is attributable to the negligence, willful misconduct or default under this Lease by Landlord or its agents, employees, contractors, subcontractors or invitees.


            INDEMNIFICATION. Tenant shall indemnify Landlord and hold it harmless from and against any and all liability, claims, causes of action, damages, costs and expenses, including, without limitation, reasonable attorneys' fees (collectively "Claims"), arising from or in connection with any
(a) act, omission, or neglect of Tenant or its agents, employees, contractors or invitees, (b) breach or default under this Lease by Tenant, or (c) loss or damage to property or injury of any person, occurring in or about the Premises. Tenant's obligations under this Section 12 arising by reason of any events occurring during the Lease Term shall survive the expiration or termination of this Lease. The foregoing provisions shall not be construed to make Tenant responsible for any Claims resulting from any loss or damage to property or injury to persons caused by the negligence, willful misconduct or default under this Lease by Landlord, or its agents, employees, contractors, subcontractors or invitees.

            LIABILITY INSURANCE. Tenant at its cost shall obtain and maintain in full force and effect during the Lease Term policies of comprehensive public liability insurance with the minimum limits specified in Section 1.1.11. Such policies shall insure performance by Tenant of Tenant's obligations set forth in
Section 12.2 and shall name Landlord as an additional insured.

            PERSONAL PROPERTY INSURANCE. Tenant at its cost shall maintain on all of Tenant's Personal Property a policy or policies of standard fire and extended coverage insurance with a vandalism and malicious mischief endorsement to the extent of replacement value. The proceeds from any such policy shall belong to and be paid to Tenant and shall be used by Tenant for the repair and replacement of Tenant's Personal Property.

            POLICY REQUIREMENTS. Each policy of insurance that Tenant is required to provide under this Lease shall:

               (a) Be issued by an insurance company authorized to do business in the State of Washington that is satisfactory to Landlord; and

               (b) Contain an endorsement requiring 30 days' written notice from the insurance company to both parties and Landlord's mortgagees (if any) before cancellation or change in the coverage, scope or amount of such policy.

            DELIVERY OF POLICIES. Each policy of insurance required under this Lease, or a certificate of such policy, together with evidence of payment of premiums, shall be deposited with Landlord on the Commencement Date and thereafter not less than 5 days before the expiration date of such policy.

            LANDLORD'S INSURANCE. Except as otherwise provided in this Lease, the proceeds of any insurance policies maintained by or for the benefit of the Landlord shall belong to and be paid over to Landlord. Tenant shall have no interest in or right to such proceeds and shall make no claim against Landlord or the insurer for any such proceeds.

            WAIVER OF SUBROGATION RIGHTS. Notwithstanding anything in this Lease to the contrary, Landlord and Tenant each hereby waives any and all rights of recovery, claims, actions or causes of action against the other and its agents, officers, directors, shareholders and employees, for loss or damage to the Premises or Property or any Alterations thereto, or any personal property of such party therein, that is caused by or results from fire and other perils insured against under the normal extended coverage clauses of standard fire insurance policies carried by the parties and in force at the time of damage or loss. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right to recovery by way of subrogation against either party in connection with any such loss or damage.

       CASUALTY DAMAGE OR DESTRUCTION

            OBLIGATION TO REPAIR. Subject to the provisions of Sections 13.2 and 13.3, if the Building is damaged by fire or other casualty, Landlord shall forthwith repair or cause the same to be repaired.

            RIGHT TO TERMINATE. If the Premises are damaged and Landlord reasonably determines that the repairs cannot be made within 90 days after the date repair work begins, Landlord shall have the option within 45 days after the date of such damage either to: (a) notify Tenant of Landlord's intention to repair such damage and of the period of time that Landlord estimates will be required to complete the repair and, subject to the provisions of the next sentence, diligently undertake such repair, in which event this Lease shall continue in full force and effect subject to the Rent adjustment provisions of
Section 13.3; or (b) notify Tenant of Landlord's election to terminate this Lease as of the date specified in such notice, which date shall be not less than 30 nor more than 60 days after Tenant receives such notice from Tenant. Notwithstanding the foregoing, if Landlord's notice states that the repairs cannot be completed within 90 days after the date such repair work begins, Tenant shall have the option to terminate this Lease by delivering written notice thereof to Landlord within 30 days after the date Tenant receives such notice from Landlord. Such termination shall be effective not less than 30 days nor more than 60 days after Tenant gives Landlord such notice.

            RENT. Until repairs are completed or until termination of this Lease is effective, whichever may be the case, Base Rent shall be abated and calculated by multiplying the full Base Rent hereunder by a fraction, the numerator of which is the rentable area of the Premises that Landlord reasonably determines is fit for occupancy and the denominator of which is the rentable area of the Premises prior to the damage. There shall be no abatement of Base Rent if the damage was caused solely by the act or omission of Tenant, its agents, employees, contractors or invitees. If this Lease shall be terminated as provided in this Section 13, Base Rent (as so abated and adjusted) shall be prorated to the effective date of termination, and if not paid prior to termination, Tenant's obligation to pay the same shall survive any termination of this Lease. Landlord shall refund to Tenant any unearned Rent previously paid to Landlord.

            SCOPE OF REPAIRS. If Landlord is obligated or elects to repair the Premises or the Property, modifications to conform to then Applicable Laws may be made. Landlord will not carry insurance of any kind on Tenant's Personal Property, and shall have no obligation to repair or replace it.

       CONDEMNATION

            DEFINITIONS.

               (a) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise, by a Condemnor and (b) a voluntary sale or transfer to any Condemnor either under threat of the exercise of the power of eminent domain or while legal proceedings therefor are pending.

               (b) "Condemnor" means any public or quasi-public authority having the power of Condemnation.

               (c) "Date of Taking" means the date the Condemnor has the right to possession of the Property being taken by Condemnation.

            TOTAL TAKING. If all of the Premises or such portions of the Building as are required for the reasonable use of the Premises are taken by Condemnation, this Lease shall automatically terminate as of the Date of Taking.


            PARTIAL TAKING. If a portion of the Property is taken by Condemnation (whether or not the Premises are affected) and Landlord reasonably determines that (a) the remaining portions cannot be economically and effectively used by it or (b) the Building should be restored in such a way as to alter the Premises materially, then Landlord shall have the option to terminate this Lease in accordance with Section 14.5. If a portion of the Premises is taken by Condemnation, this Lease shall automatically terminate as to the portion taken as of the Date of Taking. If the portion of the Premises taken renders the remaining portion untenantable and unusable by Tenant, in Tenant's reasonable opinion, Tenant shall have the option to terminate this Lease in accordance with Section 14.5.

            RESTORATION AND REPAIR. If a portion of the Premises shall be taken by Condemnation and neither party elects to terminate this Lease, Landlord shall repair the damage to the Premises at Landlord's cost and expense. Landlord shall have no obligation to repair or replace any of Tenant's Personal Property, and any sums received by Tenant as a result of the taking shall be applied by it to the restoration and repair of the same.

            EXERCISE OF OPTIONS. If either party elects to exercise its option to terminate this Lease under this Section 14, it shall do so by giving written notice of the election to the other party not later than 45 days after the date the nature and extent of the taking by Condemnation have been finally determined (whether by issuance of a certificate of public use and necessity or its equivalent by a court or other tribunal having jurisdiction over the Property or otherwise), and if such notice is so given, this Lease shall terminate on the earlier of the date stated in the notice or the Date of Taking.

            UNEARNED RENT AND RENT ADJUSTMENT. If this Lease is terminated as provided in this Section 14, Rent shall be prorated to the effective date of termination, and Tenant's obligation to pay such prorated Rent shall survive any termination of this Lease. Landlord shall refund to Tenant any unearned Rent previously paid to Landlord. If this Lease is not so terminated, Base Rent shall be reduced in the same proportion as the rentable area of the portion of the Premises taken or rendered untenantable by such Condemnation bears to the rentable area of the Premises immediately prior to the taking.

            AWARD. All damages, compensation and any other proceeds from or for the Condemnation of all or any part of the Property, including, without limitation, any award made for the value of the leasehold estate created by this Lease ("Landlord's Award") shall belong to and be the property of Landlord, and Tenant hereby assigns to Landlord any and all claims to the Award. Notwithstanding the foregoing, Tenant shall be entitled to receive an award ("Tenant's Award") equal to the lesser of (a) the unamortized cost of any Alterations to the Premises paid for by Tenant that are taken by Condemnation or
(b) the amount by which such Alterations paid for by Tenant have enhanced the value of the Property taken by Condemnation, subject however to the rights and claims of the holders of any mortgages or deeds of trust on the property taken by Condemnation, and provided that Tenant's Award does not decrease the amount of Landlord's Award. Nothing contained herein shall be construed as precluding Tenant from asserting any claim for damages that Tenant may have against the Condemnor for the disruption or relocation of Tenant's business in the Premises or for damages to any of Tenant's Personal Property.

       ASSIGNMENTS AND SUBLEASING

            GENERAL. Tenant shall not voluntarily assign, encumber, mortgage, pledge, hypothecate, or otherwise transfer or dispose of all or any part of its interest in this Lease or the Premises, or sublease all or any part of the Premises, or allow any third party (except Tenant's wholly owned subsidiaries) to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which shall not be unreasonably withheld or delayed. Any such voluntary assignment, encumbrance, mortgage, pledge, hypothecation, sublease, occupation or use by any third party, or other transfer or disposition without Landlord's written consent shall be voidable at Landlord's election.

            NOTICE OF PROPOSED ASSIGNMENT OR SUBLEASE. If Tenant wishes to assign this Lease or sublet the Premises or any part thereof, Tenant shall first give written notice to Landlord of its intention to do so, which notice shall contain (a) the name of the proposed assignee or subtenant (each, a "Transferee") and (b) the nature of the proposed Transferee's business to be carried on in the Premises.

            LANDLORD'S OPTIONS. At any time within 15 days after Landlord's receipt of Tenant's notice pursuant to Section 15.2, Landlord may by written notice to Tenant elect to either consent to the proposed assignment or sublease or disapprove the proposed assignment or sublease.

            LIMITATIONS ON LANDLORD'S OPTION. Notwithstanding the foregoing, in the event of a proposed assignment or sublease by Tenant, Landlord shall consent to the proposed assignment or sublease if both of the following conditions are satisfied:

               (a) The use of the Premises by the proposed Transferee will be substantially the same as Tenant's use of the Premises; and

               (b) The proposed Transferee is reputable and of sound financial condition.

            APPROVED ASSIGNMENT OR SUBLEASE. If Landlord consents to any proposed assignment or sublease:

               (a) Tenant may enter into such assignment or sublease, but only to the Transferee and upon the specific terms and conditions set forth in Tenant's notice to Landlord regarding the same;

               (b) Any assignment or sublease shall be subject to, and in full compliance with, all of the terms and provisions of this Lease;

               (c) No consent by Landlord to any assignment or sublease shall relieve Tenant of any obligation under this Lease;

               (d) Each assignee shall assume all obligations of Tenant under this Lease shall be and remain jointly and severally liable with Tenant for the payment of Rent, up to the amount set forth in the assignment agreement and the performance of all of the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed, and each sublease shall obligate the subtenant to perform all obligations of Tenant under this Lease with respect to the portion of the Premises covered by its sublease; and

               (e) If the Base Rent payable pursuant to any assignment or sublease is greater than the Rent (I.E., the Base Rent plus Additional Rent) then being paid by Tenant to Landlord, Tenant shall pay to Landlord 50% of the overage, minus any brokerage fees and direct expenses reasonably incurred by Tenant in preparing the space for the assignee or subtenant.

            COSTS PAID BY TENANT. Whether or not Landlord consents to a proposed assignment or sublease, Tenant shall reimburse Landlord on demand for any and all costs that may be reasonably incurred by Landlord in connection with any proposed assignment or sublease including, without limitation, reasonable costs of investigating the acceptability of the proposed Transferee and reasonable attorneys' fees.

            TRANSFERS OF STOCK OR OTHER ASSETS. If Tenant is a corporation, any transfer of this Lease by merger, consolidation, liquidation or dissolution or any change in the ownership of or power to vote a majority of its outstanding voting stock, whether voluntary, involuntary or by operation of law, shall constitute a voluntary assignment for purposes of this Section 15. If Tenant is a partnership, any transfer of this Lease by merger, consolidation, liquidation or dissolution or any change in the ownership of a majority of the partnership interests, whether voluntary, involuntary or by operation of law, shall constitute a voluntary assignment for purposes of this Section 15. If Tenant consists of more than one person, any transfer, whether voluntary, involuntary or by operation of law, from one person to the other shall be deemed a voluntary assignment. Any direct or indirect sale or other transfer of all or a substantial part of the assets of Tenant to another person or entity, whether voluntary, involuntary or by operation of law, shall also constitute a voluntary assignment for purposes of this Section 15. Landlord hereby consents to the assignment of Tenant's interest under this Lease to American Home Products Corporation, a Delaware corporation, or any of its affiliated companies.

       INVOLUNTARY TRANSFER

     No interest of Tenant in this Lease or the Premises shall be assignable or transferable by operation of law (including, without limitation, any transfer by testacy or intestacy). Without limiting the generality of the foregoing, the occurrence of any of the following events shall constitute an involuntary assignment:

          (a) Tenant becomes bankrupt or insolvent or makes an assignment for the benefit of creditors, or a proceeding is instituted by or against Tenant under any insolvency, bankruptcy, reorganization or other debtor relief proceedings (unless, in the case of an involuntary proceeding against Tenant, the same is dismissed within 60 days); if Tenant is a partnership or consists of more than one person or entity, any partner, person or entity becomes bankrupt or insolvent or makes an assignment for benefit of creditors, or a proceeding is instituted by or against such partner, person or entity under any insolvency, bankruptcy, reorganization or other debtor relief proceedings (unless, in the case of an involuntary proceeding, the same is dismissed within 60 days);

          (b) A receiver or trustee is appointed with authority to take possession of all or substantially all of the Premises, Tenant's interest in this Lease or Tenant's assets located at the Premises and such receiver or trustee is not removed within 90 days; or
          (c) The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets located at the Premises, or of any right or interest of Tenant under this Lease, and the same is not removed or discharged within 60 days.

       QUIET ENJOYMENT

     Landlord covenants that it has full right and authority to make this Lease and that Tenant, upon fully complying with and promptly performing all of the terms, covenants and conditions of this Lease to be observed and performed by it, and upon payment of all sums due hereunder as and when due, shall have quiet and peaceful possession of the Premises for the Lease Term as against any adverse claim of Landlord or any party claiming under Landlord, subject to the provisions of this Lease.

       ACCESS TO PREMISES

     Landlord and its authorized representatives shall have the right to enter the Premises at reasonable times upon reasonable prior notice to Tenant to inspect, clean or make repairs, alterations or additions to the Premises or the Building, render any services to be provided by Landlord hereunder, show the Premises to prospective tenants or purchasers (during the last 6 months of the Lease Term only) or for other purposes reasonably deemed necessary or desirable by Landlord. Any such actions by Landlord shall not be deemed to be an eviction of Tenant nor relieve Tenant of any of its obligations hereunder, provided the same shall be accomplished with as little inconvenience to Tenant as possible. Nothing in this Section 18 shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease.

      SURRENDER OF PREMISES

            CONDITION OF PREMISES. Subject to Section 13, upon the expiration or earlier termination of the Lease Term, Tenant shall surrender the Premises and any Alterations to the Premises (except those Alterations that Tenant is required to remove pursuant to Section 10) in the condition that existed on the Commencement Date, reasonable wear and tear and damage by the elements excepted.

            REMOVAL OF TENANT'S PROPERTY. Tenant's Personal Property installed or located at the Premises shall be and remain the property of Tenant. Upon the expiration or termination of the Lease Term, Tenant shall at its expense remove from the Premises all of Tenant's Personal Property and the property of all persons claiming under Tenant, and shall repair or reimburse Landlord for the costs of repairing any damage to the Premises or the Property resulting from the removal of such property. Any such property not so removed by Tenant shall be deemed abandoned by Tenant, and shall become the property of Landlord to dispose of as Landlord deems expedient without accounting to Tenant therefor. Tenant waives all claims against Landlord for any damages resulting from Landlord's retention or disposition of any such property. Tenant shall be liable to Landlord for reasonable costs incurred by Landlord for removing, storing and disposing of any such property.


            SURVIVAL OF TENANT'S OBLIGATIONS.  Tenant's obligations under this
Section 19 shall survive the expiration or termination of this Lease.

       HOLDING OVER

            WITH LANDLORD'S WRITTEN CONSENT. If Tenant, with Landlord's written consent, remains in possession of the Premises after the expiration or termination of this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable as provided by Applicable Law. During such month-to-month tenancy, Tenant shall pay all Rent provided in this Lease and all provisions of this Lease shall apply to the month-to-month tenancy, except those pertaining to the Lease Term and the option to extend described in Section 3.

            WITHOUT LANDLORD'S WRITTEN CONSENT. If Tenant, without Landlord's written consent, remains in possession of the Premises after the expiration or termination of this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable as provided by Applicable Law. During such month-to-month tenancy, Tenant shall pay all Rent provided in this Lease and all provisions of this Lease shall apply to the month-to-month tenancy, except those pertaining to the Lease Term and the option to extend described in Section 3, and except that, during the period of such holdover, Tenant shall pay Landlord monthly Base Rent equal to the greater of:

               (a) 125% of the monthly Base Rent that Tenant was obligated to pay for the month immediately before such expiration or termination; or

               (b) If Landlord has leased all or a part of the Premises to other tenants effective upon the expiration or termination of this Lease, the monthly Base Rent that such other tenants have agreed to pay for the Premises during the period of such holdover.

In the event of any unauthorized holding over, Tenant shall also indemnify and hold Landlord harmless from and against all liabilities, losses, claims, causes of action, damages, costs and expenses (including, without limitation, reasonable attorneys' fees) resulting from Tenant's failure to surrender the Premises, including, without limitation, claims made by succeeding tenants.

            SURVIVAL OF TENANT'S OBLIGATIONS.  Tenant's obligations under this
Section 20 shall survive the expiration or termination of this Lease.

       ESTOPPEL CERTIFICATES

     Tenant shall, upon written request of Landlord, execute, acknowledge and deliver to Landlord, or its designee, a written certificate of Tenant stating:
(a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefor);
(b) the Commencement Date and Expiration Date of this Lease; (c) the amount of the Rent then being paid under this Lease and the date to which Rent under this Lease has been paid; (d) that this Lease is in full force and effect and has not been modified (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications); (e) whether or not there are, to Tenant's knowledge, then existing any defaults by the Landlord in the performance of its obligations under this Lease (and, if so, specifying the same); (f) whether or not there are then existing any defenses against the enforcement of any obligations of Tenant under this Lease (and, if so, specifying the same); (g) the amount of the security and prepaid Rent (if any) that has been deposited with Landlord; and (h) any other information requested. Any certificate delivered pursuant to this Section 21 may be relied upon by a prospective purchaser or a mortgagee of any part of Landlord's interest in the Property, or an assignee of any mortgage upon any part of the Landlord's interest in the Property. If Tenant fails to respond within 10 business days after receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have admitted the accuracy of any information supplied by Landlord to such prospective purchaser, mortgagee or assignee. If Landlord requests more than 2 estoppel certificates from Tenant during the Initial Term or any Extended Term, then, in connection with such additional estoppel certificates, Landlord shall reimburse Tenant for reasonable attorneys' fees incurred by Tenant in complying with this Section 21 within 30 days after receiving an invoice therefor from Tenant.

       SUBORDINATION

            PRIORITY. Without necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to the lien of any mortgage or deed of trust that may now exist or hereafter be executed in any amount for which all or a portion of the Property or all or a part of Landlord's interest in the Property is specified as security, and all renewals, modifications, extensions, substitutions, replacements and/or consolidations thereof. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such liens to this Lease if the mortgagee under such mortgage or beneficiary under such deed of trust (each, a "Landlord's Mortgagee") so requires. If any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination of such mortgage or deed of trust, attorn to and become the tenant of the purchaser or grantee of the Property at the request of such purchaser or grantee provided, however, that such purchaser or grantee shall not disaffirm Tenant's rights under the Lease, nor disturb Tenant's quiet possession of the Premises so long as Tenant is not in default hereunder and shall agree in writing to perform all of Landlord's obligations under this Lease accruing after the date of the transfer. Tenant shall, within 10 business days after Landlord's written demand, execute and deliver any additional documents evidencing the priority or subordination of this Lease with respect to the lien of any mortgage or deed of trust.

           MORTGAGEE PROTECTION. Tenant shall give to each Landlord's Mortgagee a copy of any notice of default that Tenant serves upon Landlord, provided that Tenant has been notified in writing of the name and address of such Landlord's Mortgagee, and such Landlord's Mortgagee shall have the right to cure such default on behalf of Landlord within 30 days after the receipt of such notice. Tenant shall not invoke any of the remedies that it may have against Landlord under this Lease until such 30-day period has expired, or, if such default cannot reasonably be cured within 30 days, until such period as may reasonably be necessary to complete such cure has expired, provided Landlord's Mortgagee is proceeding to cure such default with due diligence, or is diligently taking steps to obtain the right to enter the Premises and cure the default, whichever is later.

       DEFAULT BY TENANT

            EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute a default by Tenant under this Lease:

               (A) Abandonment of the Premises for 10 consecutive business days while Tenant is in default (the closure of Tenant's business in the Premises during holidays observed by Tenant shall not be considered an "abandonment");

               (B) Failure by Tenant to make any payment of Rent as and when due if such failure continues for 5 business days after Tenant has received written notice from Landlord that Rent is overdue;

               (C) Failure by Tenant to perform or observe any of Tenant's obligations under Sections 12.3 to 12.7 hereof;

               (D) At Landlord's election, any assignment, encumbrance, mortgage, pledge, hypothecation, sublease or other transfer or disposition made in violation of Section 15 or 16; or

               (E) Failure by Tenant to perform or observe any other provision of this Lease if the failure is not cured within 30 days after written notice has been given by Landlord to Tenant. If the default is curable but cannot reasonably be cured within 30 days, Tenant shall not be in default if Tenant commences to cure the default within such 30-day period and thereafter diligently prosecutes the same to completion.

Notices given under this Section 23 shall specify the alleged default and the applicable Lease provisions, and shall demand that Tenant perform the provisions of the Lease within the applicable period of time.

       LANDLORD'S REMEDIES

     In the event of a default by Tenant, Landlord shall have one or more of the following described remedies, in addition to all other rights and remedies now or hereafter available at law or in equity. Such rights and remedies are in addition to Landlord's rights to assess and collect interest and late charges, as provided in Section 4.3:

            RIGHT TO REENTER AND RELET. Landlord may continue this Lease in full force and effect, and Landlord shall have the right to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply the proceeds therefrom pursuant to Applicable Laws. Landlord may from time to time sublet the Premises or any part thereof for the account of Tenant for such term or terms (which may extend beyond the Lease Term) and at such rent and on such other conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Rents received from such subletting shall be applied in the following order: (a) to payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; (b) to the payment of any reasonable costs of such subletting and of such alterations and repairs; (c) to payment of Rent due and unpaid hereunder; and (d) to payment of future Rent as the same becomes due hereunder. In no event shall Tenant be entitled to any excess rent received by Landlord. If the rents received from such subletting are not sufficient to pay items (a), (b), and (c) above, Tenant shall pay the deficiency on demand. Landlord may recover sums due from Tenant under this Section from time to time, on one or more occasions, and Landlord shall not be obligated to wait until the expiration or termination of the Lease Term.

            RIGHT TO RECEIVER. Landlord may have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rent collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to Section 24.1 above.

            RIGHT TO TERMINATE LEASE. Landlord may terminate this Lease at any time after such default and may, in addition to any other remedy it may have, recover from Tenant the amount by which the Rent for the balance of the Lease Term exceeds the fair market rental value of the Premises for the same period and all other amounts necessary to compensate Landlord for all damage caused by Tenant's default. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Neither acts of maintenance, nor efforts to relet the Premises nor the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall constitute a termination of this Lease.

            RIGHT TO CURE. Landlord may, at any time after Tenant commits a default, but shall not be obligated to, cure the default at Tenant's cost. If Landlord at any time pays any sum in order to cure such default, Tenant shall reimburse Landlord for the sum paid by Landlord within 5 business days after written demand by Landlord, provided that Landlord provides Tenant with paid receipts evidencing such sum.

       DEFAULT BY LANDLORD

     Subject to the provisions of Section 22.2, failure by Landlord to perform any of its obligations under this Lease shall constitute a default by Landlord if the failure is not cured within 30 days after written notice thereof has been given by Tenant to Landlord. If the default is curable but cannot reasonably be cured within 30 days, Landlord shall not be in default if Landlord commences to cure the default within such 30-day period and thereafter diligently prosecutes the same to completion. Notices given under this Section 25 shall specify the alleged default and the applicable Lease provisions, and shall demand that Landlord perform the provisions of this Lease within the applicable period of time.


       ATTORNEYS' FEES

     If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the other party reasonable attorneys' fees and costs.

       CUMULATIVE REMEDIES

     All rights and remedies of Landlord and Tenant under this Lease shall be cumulative and shall not exclude any rights or remedies otherwise available.

       WAIVER

            NONWAIVER OF DEFAULTS. No delay or omission in the exercise of any right or remedy of either party upon any default by the other party shall impair such right or remedy or be construed as a waiver of any default. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default, but shall constitute only a waiver of timely payment for the particular Rent payment involved.

            SURRENDER OF PREMISES. No act or conduct of Landlord, including acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the Expiration Date. Only notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

            CONSENTS AND APPROVALS. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Landlord shall not unreasonably withhold or delay any consent or approval sought by Tenant hereunder.

            WRITTEN WAIVERS. Any waiver by Landlord of any default shall be in writing and shall not be a waiver of any other default concerning the same or any other provisions of this Lease.

       NOTICES

            METHOD. Any notice, demand, request, consent, approval or other communication under this Lease shall be in writing. Each such communication and all payments under this Lease shall be personally delivered or sent by U.S. registered or certified mail, postage prepaid or by a nationally recognized courier service or by facsimile followed by prompt telephonic confirmation of receipt (a) to Landlord at Landlord's notice address or facsimile number set forth in Section 1.1.12(i) hereof; (b) to Tenant, at Tenant's notice address or facsimile number set forth in Section 1.1.12(ii); (c) to Landlord's Mortgagee at the notice address or facsimile number set forth in Section 1.1.12(iii); or
(d) to such other persons or at such other addresses as may from time to time be designated by any such party in writing.

            EFFECTIVE DATE. All such communications and payments shall be effective upon (a) the date of personal delivery, as evidenced by an affidavit of service, if delivered personally, (b) the date of receipt, as evidenced by the return receipt, if sent by registered or certified mail, (c) the date of receipt, as evidenced by a signed receipt, if sent by courier, or (d) the date of facsimile transmission, as evidenced by prompt telephonic confirmation of receipt, if sent by facsimile.

       MISCELLANEOUS PROVISIONS

            TIME OF ESSENCE. Time is of the essence of each provision of this Lease.

            AUTHORITY. Landlord and Tenant each represents and warrants to the other that it is duly authorized to execute and deliver this Lease and that this Lease is valid and enforceable against it in accordance with its terms.

            COMMISSIONS. Each party represents to the other that there are no individuals or entities entitled to brokerage commissions or finder's fees in connection with this Lease except the broker named in Section 1.1.13 hereof. Landlord shall pay all commissions and fees that are payable to the broker named in such Section. If any other claims for brokerage commissions or finder's fees, or like payments, arise out of or in connection with this Lease, such claims shall be defended by, and if sustained, paid by, the party whose alleged actions or commitment form the basis of such claims.

            INTERPRETATION AND CONSTRUCTION. This Lease shall be governed by, and construed and interpreted in accordance with, the laws of the State of Washington.

            INTEGRATED AGREEMENT AND MODIFICATIONS. This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the rent, use and occupancy of the Premises and all other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect; and the terms, covenants, conditions and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

            USE OF DEFINITIONS. The definitions contained in this Lease shall be used to interpret this Lease.

            CAPTIONS. The captions of this Lease shall have no effect on its interpretation.

            SINGULAR AND PLURAL. When required by the context of this Lease, the singular shall include the plural.

            JOINT AND SEVERAL OBLIGATIONS. "Party" shall mean Landlord or Tenant and if more than one person or entity is Landlord or Tenant, the obligations imposed on that party shall be joint and several.

            SEVERABILITY. The unenforceability, invalidity or illegality of any provision of this Lease shall not render any other provisions unenforceable, invalid or illegal.

            RECORDATION. This Lease shall not be recorded, except that, at the request of either party, the parties shall execute a memorandum of this Lease in recordable form, and shall record the same.

            TRANSFER AND ASSIGNMENT OF PREMISES BY LANDLORD. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder in the Premises and/or the Property. In the event of any such transfer, Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the effective date of the transfer, provided that Landlord's successor or assignee assumes all of such obligations and liabilities in writing.

            NAME. Tenant shall not use the name of the Building or the Property for any purpose other than as an address of the business to be conducted by the Tenant on the Premises. Landlord shall have the right at any time to change the name, number or designation by which the Building or Property is known without liability to Tenant.

            LIGHT AND AIR. No diminution of light, air or view by any structure that may hereafter be erected shall entitle Tenant to any reduction of Rent under this Lease, result in any liability or obligation of Landlord to Tenant, or in any way affect this Lease or Tenant's obligations hereunder.

            SUCCESSORS AND ASSIGNS. Except as provided in Sections 15 and 16, all of the terms, conditions, covenants and agreements set forth in this Lease shall apply to, inure to the benefit of, and be binding upon Landlord, Tenant and their respective heirs, administrators, executors, successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed as of the date set forth above.

          LANDLORD: CENTRAL LIFE ASSURANCE COMPANY, AN IOWA MUTUAL LIFE
                         ASSURANCE COMPANY


                         By        /S/G. Joseph Systa
                              ----------------------------------------------
                                   Its VICE PRESIDENT


          TENANT:        IMMUNEX CORPORATION, a Washington corporation



                         By        /S/Micheal Kranda
                              ----------------------------------------------
                                   Its President




STATE OF IOWA            )
                         )  ss.
COUNTY OF DALLAS         )

     On this 27TH day of DECEMBER, 1994, before me, a Notary Public in and for the State of Iowa, personally appeared G. JOSEPH SYSTA, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that HE was authorized to execute the
instrument, and acknowledged it as the      VICE PRESIDENT   of CENTRAL LIFE
ASSURANCE COMPANY to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


                                /S/Beverly L. Hutchens
                              ----------------------------------------------
                              NOTARY PUBLIC in and for the State of Iowa,
                              residing at      Prairie City, Iowa
                                          ----------------------------------
                              My appointment expires October 14, 1997
                                                     -----------------------
                              Print Name      Beverly L. Hutchens
                                         -----------------------------------

STATE OF WASHINGTON )
                         )  ss.
COUNTY OF KING      )

     On this 4TH day of JANUARY, 1995, before me, a Notary Public in and for the State of Washington, personally appeared MICHAEL KRANDA, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that HE was authorized to execute the instrument, and acknowledged it as the PRESIDENT of IMMUNEX CORPORATION to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


                                /S/Laura M. Mulholland
                              --------------------------------------------------
                              NOTARY PUBLIC in and for the State of Washington,
                              residing at       Mercer Island
                                          --------------------------------------
                              My appointment expires       2/9/98
                                                     ---------------------------
                              Print Name      Laura M. Mulholland
                                         ---------------------------------------

                                    EXHIBIT 1
                            LEGAL DESCRIPTION OF LAND



          The 1201 Western Building, located at 1201 Western Avenue, Seattle, Washington 98101, and situated on Lots 3 and 4, less the westerly sixteen (16) feet thereof, Block 180, Seattle Tidelands, City of Seattle, County of King, State of Washington. c